UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Privacore PCAAM Alternative Growth Fund

(Name of Registrant as Specified in Its Charter)

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PRIVACORE PCAAM ALTERNATIVE GROWTH FUND
PRIVACORE PCAAM ALTERNATIVE INCOME FUND

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

PRIVACORE VPC ASSET BACKED CREDIT FUND

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

September [●], 2026

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

Dear Shareholder,

This notice is being furnished to shareholders of Privacore PCAAM Alternative Growth Fund (the “Growth Fund”), Privacore PCAAM Alternative Income Fund (the “Income Fund”) and Privacore VPC Asset Backed Credit Fund (the “Asset Backed Fund”) (each, a “Fund,” and together, the “Funds”) to inform shareholders of the approval of (1) a new investment management agreement between each Fund and Privacore Capital Advisors, LLC (“Privacore” or the “Adviser”) (together, the “New Investment Management Agreements”); and (2) a new investment sub-advisory agreement among each of the Growth Fund and the Income Fund, the Adviser, and Partners Capital Investment Group, LLP, and a new investment sub-advisory agreement among the Asset Backed Fund, the Adviser, and Victory Park Capital Advisors, LLC (together, the “New Sub-Advisory Agreements” and, together with the New Investment Management Agreements, the “New Advisory Agreements”). No changes to the management of the Funds are anticipated, and the New Advisory Agreements are identical to each Fund’s current investment management and sub-advisory agreements except with respect to the effective date thereof.

As discussed in more detail in the Information Statement, the Adviser is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group Ltd. (“JHG”). JHG is expected to exercise its option to acquire Brendan Boyle’s 51% ownership interest in Privacore Capital by the end of October 2026 (the “Transaction”), the completion of which will result in a change of control of Privacore Capital. Accordingly, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s existing investment management agreement and existing sub-advisory agreement will automatically terminate upon the close of the Transaction.

As a result, at an in-person meeting held on September 14, 2026, the Board of Trustees of each Fund, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, voting separately, approved the applicable New Advisory Agreements and the solicitation of written consent to the applicable New Advisory Agreements from the holders of a majority of the outstanding voting shares of the applicable Fund. As of the close of business on September [●], 2026 (the “Record Date”), Janus Henderson Investors US LLC (“JHI”) is the record holder of a majority of the outstanding voting shares of the Income Fund; JHI together with two institutional investors, Qena Capital Partners Offshore Master Fund LP and AP Fund One LLC, are the record holders of a majority of the outstanding voting shares of the Growth Fund; and CCP 575 Investment Accelerator, LLC together with Bankers Life & Casualty Company, an affiliate of CNO Financial Group, Inc., are the record holders of a majority of the outstanding voting shares of the Asset Backed Fund. See Exhibit C. It is anticipated that the majority of each Fund’s outstanding voting shares as of the Record Date will approve the New Advisory Agreements by written consent on or about October [●], 2026, which is approximately 20 days following the date of this Information Statement. The New Advisory Agreements take effect upon the later of (i) the closing date of the Transaction and (ii) 20 days following the date of this Information Statement.

Pursuant to applicable rules and regulations, the New Advisory Agreements may not take effect until at least 20 days following the date this Information Statement is sent to shareholders. You are urged to read the Information Statement in its entirety for a description of the actions taken by shareholders representing a majority of the outstanding voting securities of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

If you have any questions, please call 855-685-3093, and we will be glad to assist you. Thank you for your continued support of the Funds. We appreciate the opportunity to serve your investment needs and encourage you to contact us with any questions.

Sincerely,

Privacore Capital Advisors, LLC

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND
PRIVACORE PCAAM ALTERNATIVE INCOME FUND
PRIVACORE VPC ASSET BACKED CREDIT FUND

INFORMATION STATEMENT

September [●], 2026

This Information Statement is being furnished on behalf of the Boards of Trustees (each, a “Board” and the members thereof, the “Trustees”) of Privacore PCAAM Alternative Growth Fund (the “Growth Fund”), Privacore PCAAM Alternative Income Fund (the “Income Fund”) and Privacore VPC Asset Backed Credit Fund (the “Asset Backed Fund”) (each, a “Fund”, and together, the “Funds”), to shareholders of record (the “Shareholders”) at the close of business on September [●], 2026 (the “Record Date”). This Information Statement and the attached materials are being delivered on or about September [●], 2026.

Privacore Capital Advisors, LLC (“Privacore” or the “Adviser”) is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group Ltd. (“JHG”). JHG is expected to exercise its option to acquire Brendan Boyle’s 51% ownership interest in Privacore Capital by the end of October 2026 (the “Transaction”), the completion of which will result in a change of control of Privacore Capital. Accordingly, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s existing investment management agreement and existing sub-advisory agreement will automatically terminate upon the close of the Transaction.

As a result, at an in-person meeting held on September 14, 2026, the Boards of each Fund, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, voting separately, approved (1) a new investment management agreement between each applicable Fund and Privacore (together, the “New Investment Management Agreements”); and (2) a new investment sub-advisory agreement among each of the Growth Fund and the Income Fund, the Adviser, and Partners Capital Investment Group, LLP, and a new investment sub-advisory agreement among the Asset Backed Fund, the Adviser, and Victory Park Capital Advisors, LLC (together, the “New Sub-Advisory Agreements” and, together with the New Investment Management Agreements, the “New Advisory Agreements”). Each Board also approved the solicitation of written consent to the applicable New Advisory Agreements from the holders of a majority of the outstanding voting shares of each Fund. As of the close of business on September [●], 2026 (the “Record Date”), Janus Henderson Investors US LLC (“JHI”) is the record holder of a majority of the outstanding voting shares of the Income Fund; JHI together with two institutional investors, Qena Capital Partners Offshore Master Fund LP and AP Fund One LLC, are the record holders of a majority of the outstanding voting shares of the Growth Fund; and CCP 575 Investment Accelerator, LLC together with Bankers Life & Casualty Company, an affiliate of CNO Financial Group, Inc., are the record holders of a majority of the outstanding voting shares of the Asset Backed Fund. See Exhibit C. It is anticipated that the majority of each Fund’s outstanding voting shares as of the Record Date will approve the New Advisory Agreements by written consent on or about October [●], 2026, which is approximately 20 days following the date of this Information Statement. The New Advisory Agreements take effect upon the later of (i) the closing date of the Transaction and (ii) 20 days following the date of this Information Statement. Pursuant to applicable rules and regulations, the New Advisory Agreements may not take effect until at least 20 days following the date this Information Statement is sent to shareholders.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by the applicable Fund. Each Fund’s most recent semi-annual and annual reports, as applicable, including financial statements and schedules, are available at no charge by calling 855-685-3093 or by visiting [●].

APPROVAL OF NEW ADVISORY AGREEMENTS

INTRODUCTION

Privacore Capital Advisors, LLC (“Privacore” or the “Adviser”) is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group Ltd. (“JHG”). JHG is expected to exercise its option to acquire Brendan Boyle’s 51% ownership interest in Privacore Capital by the end of October 2026 (the “Transaction”), the completion of which will result in a change of control of Privacore Capital. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each of Privacore PCAAM Alternative Growth Fund’s (the “Growth Fund”), Privacore PCAAM Alternative Income Fund’s (the “Income Fund”), and Privacore VPC Asset Backed Credit Fund’s (the “Asset Backed Fund”) (each, a “Fund,” and together, the “Funds”) existing investment management agreements (together, the “Existing Investment Management Agreements”) and existing investment sub-advisory agreements (together, the “Existing Sub-Advisory Agreements,” and together with the Existing Investment Management Agreements, the “Existing Advisory Agreements”) will automatically terminate upon the close of the Transaction.

As a result, at an in-person meeting held on September 14, 2026 (the “Meeting”), the Board of Trustees (each, a “Board” and members thereof, the “Trustees”) of each Fund, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), voting separately, approved (1) a new investment management agreement between each applicable Fund and Privacore (together, the “New Investment Management Agreements”); and (2) a new investment sub-advisory agreement among each of the Growth Fund and the Income Fund, the Adviser, and Partners Capital Investment Group, LLP (“Partners”), and a new investment sub-advisory agreement among the Asset Backed Fund, the Adviser and Victory Park Capital Advisors, LLC (“VPC”) (together, the “New Sub-Advisory Agreements” and, together with the New Investment Management Agreements, the “New Advisory Agreements”).

As of the Record Date, Janus Henderson Investors US LLC (“JHI”) is the record holder of a majority of the outstanding voting shares of the Income Fund; JHI together with two institutional investors, Qena Capital Partners Offshore Master Fund LP and AP Fund One LLC, are the record holders of a majority of the outstanding voting shares of the Growth Fund; and CCP 575 Investment Accelerator, LLC together with Bankers Life & Casualty Company, an affiliate of CNO Financial Group, Inc., are the record holders of a majority of the outstanding voting shares of the Asset Backed Fund. See Exhibit C. It is anticipated that the majority of each Fund’s outstanding voting shares as of the Record Date will approve the New Advisory Agreements by written consent on or about October [●], 2026, which is approximately 20 days following the date of this Information Statement. The New Advisory Agreements take effect upon the later of (i) the closing date of the Transaction and (ii) 20 days following the date of this Information Statement.

The New Advisory Agreements will have an initial two-year term and then may be continued for successive annual periods upon the approval of a majority of the applicable Fund’s Board, including a majority of the Independent Trustees, voting separately.

THE TRANSACTION

The Adviser is a wholly owned subsidiary of Privacore Capital. Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle, and 49% of which is indirectly owned by JHG. JHG is expected to exercise its option to acquire Brendan Boyle’s 51% ownership interest in Privacore Capital by the end of October 2026. Upon completion of the Transaction, Privacore Capital will be a wholly owned indirect subsidiary of JHG. The Transaction is expected to close on or about October [●], 2026 (the “Closing”). The Transaction will result in a change of control of the Adviser, as a wholly owned subsidiary of Privacore Capital, pursuant to the 1940 Act.

Each Fund is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The completion of the Transaction will result in a change of control of the Adviser pursuant to the 1940 Act, and thus, the assignment of the Existing Advisory Agreements, which will cause the Existing Advisory Agreements to automatically terminate.

The Transaction Not Expected to Adversely Affect the Adviser, Sub-Advisers or the Funds

The Transaction is not expected to result in any change in the management of the Funds or in the services provided by the Adviser or Sub-Advisers to the Funds or to diminish in any way the level of investment advisory or sub-advisory services previously provided by the Adviser or Sub-Advisers. Following the Transaction, the Adviser will continue to operate its business with the same investment teams and under the same leadership.

Shareholders of the Funds are being informed of the anticipated approval by written consent of the holders of a majority of the outstanding voting shares of each Fund of the respective New Advisory Agreements. No changes to the management of the Funds are anticipated, and the New Advisory Agreements are identical to the Funds’ respective Existing Advisory Agreements except with respect to the effective date thereof.

Impact of the Transaction on the Funds’ Existing Advisory Agreements and Summary of the Approval of the New Advisory Agreements

The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Advisory Agreements. As required by the 1940 Act, the Existing Advisory Agreements provide for their automatic termination in the event of an assignment. Accordingly, the Existing Advisory Agreements will terminate upon the Closing and the New Advisory Agreements are necessary if the Adviser and the Sub-Advisers are to continue to manage the Funds following the Closing.

INVESTMENT ADVISER AND THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Information about the Adviser

The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the general supervision of each Board, and in accordance with the investment objective, policies, and restrictions of the respective Funds, the Adviser is responsible for the management of each Fund. The Adviser also supervises the activities of Partners and VPC, who serve as Sub-Advisers to their respective Funds (as described below). The principal office of the Adviser is located at 1411 Broadway, New York, NY 10018. As of March 31, 2026, the Adviser had approximately $176 million in assets under management.

New Investment Management Agreements

The form of the New Investment Management Agreement for each Fund, as applicable, is attached hereto as Exhibit A. With respect to services provided by the Adviser, the terms of each New Investment Management Agreement are identical to the terms of its respective Existing Investment Management Agreement. In addition, the advisory fees payable to the Adviser by the Funds under the New Investment Management Agreements are identical to the advisory fees payable under the Existing Investment Management Agreements. The material terms of the New Investment Management Agreements and the Existing Investment Management Agreements are compared below in “Terms of the Existing Investment Management Agreements and New Investment Management Agreements.”

INVESTMENT SUB-ADVISERS AND SUB-ADVISORY AGREEMENTS

Information about Partners

Partners serves as the investment sub-adviser to the Growth Fund and the Income Fund, and is responsible for the daily investment and portfolio management activities for the Funds. Its principal place of business is located at 600 Atlantic Avenue, 30th Floor, Boston, MA 02210. Partners is registered as an investment adviser with the SEC under the Advisers Act and is based in London, New York City, Boston, San Francisco, Singapore, Hong Kong, and Paris. It provides independent advice on asset allocation and asset manager selection across all asset classes and geographic markets. As of March 31, 2026, it had approximately $77 billion in assets under management. General Atlantic Service Company, L.P., through its investment funds, holds a minority but controlling stake in Partners.

Information about VPC

VPC serves as the investment sub-adviser to the Asset Backed Fund. VPC, selected by the Adviser, is responsible for the daily investment and portfolio management activities for the Asset Backed Fund and is located at 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606. VPC is registered as an investment adviser with the SEC under the Advisers Act. Since its founding in 2007, VPC has offered private credit investment solutions under the firmwide investment philosophy focused on proactive and ongoing risk management, with an emphasis on yield generation and capital preservation. VPC has a nearly two-decade track record of financing businesses at the forefront of established and emerging industries. As of March 31, 2026, VPC had approximately $3.3 billion in assets under management, with $2.9 billion managed in the asset backed strategies that are expected to be components of the Asset Backed Fund’s overall investment strategy. JHG has a 53% ownership interest in VPC. VPC’s remaining ownership is split between its employees, Pacific Current Group, a global multi-boutique asset management firm, and CNO Financial Group, Inc., a nationwide life and health insurer and financial services provider.

New Sub-Advisory Agreements

The form of the New Sub-Advisory Agreement for each Fund, as applicable, is attached hereto as Exhibit B. The terms of the New Sub-Advisory Agreements are identical to the terms of their respective Existing Sub-Advisory Agreements with respect to services provided by each Sub-Adviser. Sub-advisory fees payable to each applicable Sub-Adviser by the Adviser under the respective New Sub-Advisory Agreements are identical to the sub-advisory fees payable under the Existing Sub-Advisory Agreements. The material terms of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements are compared below in “Terms of the Existing Sub-Advisory Agreements and New Sub-Advisory Agreements.”

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE NEW ADVISORY AGREEMENTS

At the Meeting held on September 14, 2026, each Board, including a majority of the Independent Trustees, voting separately, considered and unanimously approved the New Investment Management Agreement between the respective Fund and the Adviser, and the New Sub-Advisory Agreements by and among the respective Fund, the Adviser, and the applicable Sub-Adviser.

In advance of the Meeting, each Board (including the Independent Trustees) requested (in writing) detailed information from the Adviser and Sub-Advisers related to the Board’s consideration of the New Advisory Agreements, and received and reviewed written responses from the Adviser and Sub-Advisers, as well as supporting materials relating to that request for information (the “15(c) Materials”). The 15(c) Materials included a copy of the draft New Advisory Agreements, as well as the Adviser’s and Sub-Advisers’ responses to each Board’s written requests, which included, among other things, information regarding the Adviser’s and Sub-Advisers’ management and operations including any material changes to those capabilities under the New Advisory Agreements. At the Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the New Advisory Agreements. The Boards also received and reviewed a memorandum from the counsel to the Independent Trustees regarding the Trustees’ duties in considering the approval of the New Advisory Agreements, which counsel to the Independent Trustees reviewed separately with the Independent Trustees in executive session outside the presence of management.

After having determined that the information provided was sufficiently responsive to their requests to permit consideration of the New Advisory Agreements, each Board approved the New Investment Management Agreement between the applicable Fund and the Adviser, and the New Sub-Advisory Agreement by and among the applicable Fund, the Adviser, and the applicable Sub-Adviser. Below is a summary of the factors that the Board considered in approving the New Advisory Agreements; however, the Board did not consider any single factor as controlling in determining whether or not to approve the New Advisory Agreements, and the items described herein are not all-encompassing of the matters considered by the Board.

Investment Performance, Fees, and Expenses

Each Board considered that, in approving the respective Fund’s Existing Advisory Agreements, the Board previously had considered the Adviser’s and Sub-Advisers’ personnel, history and experience investing in asset classes similar to those in which the Funds invest, ability to support the growth of the Funds, capabilities and financial strength. The Board noted the Adviser's representation that JHG’s acquisition of Brendan Boyle’s ownership interest in Privacore Capital would not cause any material change in those abilities.

Each Board also considered that, in approving the respective Funds’ Existing Advisory Agreements, the Board had compared the fees to be paid by each Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board then considered that the management and the other fees to be paid by each Fund under the New Advisory Agreements were identical to those paid by each Fund under the Existing Advisory Agreements.

Nature, Extent, and Quality of Services

As to the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers, each Board considered that the terms of the respective New Advisory Agreements were materially the same as those of the Existing Advisory Agreements, including that the Adviser and Sub-Advisers would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of each Fund’s assets in accordance with such Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to each Fund, and perform other related functions in connection with managing each Fund’s operations. Each Board noted that it previously considered information pertaining to each applicable Sub-Adviser’s experience in managing strategies similar to those of the respective Funds, and that it previously reviewed the experience of certain personnel of the Adviser who perform work on behalf of the Funds. The Board noted the Adviser’s assertion that, under the New Investment Management Agreements, there would not be any material changes to the suite of services provided by the Adviser to the Funds, including that the personnel of the Adviser who perform work on behalf of the Funds would remain unchanged. The Board also considered the Adviser’s attestation that JHG’s acquisition of Brendan Boyle’s ownership interest in Privacore Capital would not implicate the nature, level or quality of services provided by the Adviser or Sub-Advisers and would not otherwise implicate the control and management of the Sub-Advisers.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, each Board, including the Independent Trustees, concluded that the Adviser and the applicable Sub-Adviser were capable of providing quality services to the Funds under the New Advisory Agreements.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Adviser and Sub-Advisers under the New Advisory Agreements, each Board noted that it previously reviewed the Adviser’s and the applicable Sub-Adviser’s estimates of profitability and financial condition in connection with the respective Existing Advisory Agreements. The Board also considered the Adviser’s representation that the change in control as a result of JHG’s acquisition of Brendan Boyle’s ownership interest in Privacore Capital would not cause any material change to those estimates or the Adviser’s financial condition.

Each Board considered the fees to be paid to the Sub-Advisers under the New Sub-Advisory Agreements, noting that they were the same fees paid under the Existing Sub-Advisory Agreements, which the Board had previously determined to be reasonable as compared to the fees charged to the Sub-Advisers’ other clients. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the New Advisory Agreements were within a reasonable range of anticipated profitability to the Adviser and Sub-Advisers and the financial conditions of the Adviser and Sub-Advisers were adequate.

REQUIRED VOTE

Approval of the New Advisory Agreements requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, and the shareholder(s) of each Fund who represent a majority of such Fund’s outstanding shares are expected to execute a written consent approving the respective New Advisory Agreements. The size of the majority shareholder position(s) in each Fund is such that their vote necessarily determines the outcome of any proposal. As a result, each Fund is filing this Information Statement in lieu of a proxy statement.

TERMS OF THE TRANSACTION

Terms of the Existing Investment Management Agreements and the New Investment Management Agreements

The form of the New Investment Management Agreement for each Fund, as applicable, is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Investment Management Agreements are included in this summary. You should refer to Exhibit A for the form of the New Investment Management Agreement, and the descriptions set forth in this Information Statement are qualified in their entirety by reference to Exhibit A. The investment advisory services to be provided by the Adviser to each Fund under the New Investment Management Agreement and the fee structure with respect to each Fund are identical to the services currently provided by the Adviser and the fee structure under the Existing Investment Management Agreement for such Fund.

Advisory Services. Each of the New Investment Management Agreements and the Existing Investment Management Agreements states that each Fund employs the Adviser to furnish and manage a continuous investment program for said Fund, subject to the control of the Board of the respective Fund, in compliance with such policies as the Board may from time to time establish and in compliance with the objective, policies, and limitations for said Fund. Each of the New Investment Management Agreements and the Existing Investment Management Agreements states that the Adviser is to provide the Fund with records concerning the Adviser’s activities, which the Fund is required to maintain, and render regular reports to each Fund’s officers and managers concerning the Adviser’s discharge of its responsibilities. Each of the New Investment Management Agreements and the Existing Investment Management Agreements states that the Adviser may hire (subject to the approval of the Board) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund and perform all acts and enter into and perform all contracts on behalf of the Fund, including delegating such power to perform or to enter into and perform all contracts to the applicable Sub-Adviser, as the Adviser deems appropriate or convenient in connection with the provision of its services.

Compensation of the Adviser. Each of the New Investment Management Agreements and the Existing Investment Management Agreements contains identical fee structures.

Under its Existing Investment Management Agreement, the Growth Fund pays the Adviser a management fee (the “Investment Management Fee”) at an annual rate of 1.50%, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets.

Under its Existing Investment Management Agreement, the Income Fund pays the Adviser an Investment Management Fee at an annual rate of 1.25%, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets.

Under its Existing Investment Management Agreement, the Asset Backed Fund pays the Adviser an Investment Management Fee at an annual rate of 0.75% of the daily value of the Fund’s Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. In addition to the Investment Management Fee, the Asset Backed Fund pays to the Adviser an income-based incentive fee (the “Incentive Fee”). The Incentive Fee is based on income, whereby the Adviser will be entitled to receive an Incentive Fee based on the Pre-Incentive Fee Net Investment Income (as described in the Asset Backed Fund’s current prospectus), attributable to each class of the Asset Backed Fund’s shares, for each calendar quarter, subject to a quarterly hurdle rate, expressed as a rate of return on the class’s average daily net assets during the quarter, of 1.50% (6.00% annualized), subject to a “catch-up” feature. The Adviser pays all of the Incentive Fee that it receives to VPC.

Duration and Termination. Each of the New Investment Management Agreements and the Existing Investment Management Agreements provides that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including Independent Trustees, voting separately. Each of the New Investment Management Agreements and the Existing Investment Management Agreements provides that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Each of the New Investment Management Agreements and the Existing Investment Management Agreements may be terminated at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days’ written notice to the Fund. Each of the New Investment Management Agreements and the Existing Investment Management Agreements provides that the respective agreements will automatically and immediately terminate in the event of their assignment.

Limitation of Liability. Each of the New Investment Management Agreements and the Existing Investment Management Agreements contains identical provisions with respect to the limitation of liability. Each of the New Investment Management Agreements and the Existing Investment Management Agreements states that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each of the New Investment Management Agreements and the Existing Investment Management Agreements provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, member, manager, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any claim, loss, damage, liability, reasonable cost, or reasonable expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund.

Terms of the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements

The form of the New Sub-Advisory Agreement for each Fund, as applicable, is attached hereto as Exhibit B. The following description is only a summary; however, all material terms of the New Sub-Advisory Agreements are included in this summary. You should refer to Exhibit B for the form of the New Sub-Advisory Agreement, and the descriptions set forth in this Information Statement for the New Sub-Advisory Agreements are qualified in their entirety by reference to Exhibit B. The sub-advisory services to be provided by each Sub-Adviser to each Fund under the New Sub-Advisory Agreement and the fee structure with respect to each Fund are identical to the services currently provided by each Sub-Adviser and the fee structure under the Existing Sub-Advisory Agreement for each Fund. For the fiscal year ended March 31, 2026, the Adviser did not pay any sub-advisory fees to Partners, due to the Adviser’s waiver of its Investment Management Fee for the Income Fund and the Growth Fund. The Asset Backed Fund commenced operations on January 2, 2026. For the fiscal period ended March 31, 2026, the Adviser paid $0 in sub-advisory fees to VPC.

Sub-Advisory Services. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements states that the Adviser employs each Sub-Adviser, subject to the control of the Adviser and the Board of the respective Fund. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements states that each Sub-Adviser will be involved with all aspects of a Fund’s investment program, for all of the Fund’s investment portfolio including, without limitation, asset allocation and portfolio construction. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements states that each Sub-Adviser will: (i) formulate and implement a continuous investment program for the Fund as outlined in its respective registration statement; (ii) take whatever steps are reasonably necessary or appropriate to implement the investment program for the Fund; (iii) keep the Trustees of the Fund and the Adviser appropriately informed in writing on an ongoing basis as agreed by the Adviser and each Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the assets in the Fund and (2) each Sub-Adviser and its key investment personnel and operations, and make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Fund, and attend meetings with the Adviser and/or the Trustees, as reasonably requested; (iv) provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Fund (with the understanding that ultimate responsibility for determining the valuation of portfolio assets shall rest solely with the Adviser and/or Fund); and (v) reasonably cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian, the Fund’s transfer agent, and pricing agents and all other agents and representatives of the Fund and the Adviser.

Compensation of each Sub-Adviser. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements contains identical fee structures.

Under the Existing Sub-Advisory Agreements for the Growth Fund and the Income Fund, the Adviser pays Partners 55% of the net Investment Management Fee.

Under the Existing Sub-Advisory Agreement for the Asset Backed Fund, the Adviser pays VPC (i) a sub-advisory fee equal to 60% of the Investment Management Fee, payable monthly in arrears, net of any expense waivers and reimbursements waived or reimbursed by the Adviser or VPC, and (ii) 100% of the net Incentive Fee, payable quarterly in arrears; provided that if the Adviser does not receive any management fees for any month or any Incentive Fee for any quarter, including because of the effect of any expense limitation or fee waivers agreed to with the Fund, the Adviser shall have no obligation to compensate VPC for such month or quarter, as relevant, pursuant to the Existing Sub-Advisory Agreement for the Asset Backed Fund, unless and until the Adviser has recouped the expenses limited and/or fees waived for such month.

Duration and Termination. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements provides that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including Independent Trustees, voting separately. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements provides that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and Sub-Adviser, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the Fund. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements provides that the respective agreements will automatically and immediately terminate in the event of their assignment.

EXPENSE LIMITATION AGREEMENTS

The Adviser has entered into an Expense Limitation Agreement with each of the Growth Fund and the Income Fund whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses (a “Waiver/Reimbursement”), if required to ensure the total annual expenses excluding specified expenses (as defined in the Fund’s prospectus) do not exceed, on an annualized basis, 1.60%, 1.00% and 0.75% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period, for each of the Growth Fund and the Income Fund. For a period not to exceed three years from the date on which a Waiver/Reimbursement is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the applicable Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the total annual expense limit in effect at the time of the Waiver/Reimbursement, and (b) the total annual expense limit in effect at the time of the recoupment. The Expense Limitation Agreement for each of the Growth Fund and the Income Fund will remain in effect until June 30, 2027, and each will automatically renew for consecutive twelve-month terms thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement for each of the Growth Fund and the Income Fund may be terminated by the respective Fund’s Board upon thirty days’ written notice to the Adviser.

The Adviser has entered into an Expense Limitation Agreement with the Asset Backed Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Asset Backed Fund, if required to ensure the total annual operating expenses (excluding specified expenses (as defined in the Fund’s prospectus)) do not exceed, on an annualized basis, 0.70% of the average daily net assets of each class of shares of the Asset Backed Fund in the relevant period. For a period not to exceed three years from the date on which a waiver/reimbursement is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Asset Backed Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement for the Asset Backed Fund will remain in effect until July 29, 2027, and may be extended for consecutive twelve-month terms thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees.

Upon the termination of the Existing Investment Management Agreements, the Funds’ current Expense Limitation Agreements will also terminate. With respect to each Fund, if the Fund enters into the New Investment Management Agreement, the Adviser has agreed to enter into a new expense limitation agreement (together, the “New Expense Limitation Agreements”), on identical terms and conditions as each Fund’s current Expense Limitation Agreement, which has been approved by the Board to become effective upon the effectiveness of each Fund’s New Investment Management Agreement.

The New Expense Limitation Agreement for each Fund will continue in effect until July 29, 2027 and may be extended for consecutive one-year terms thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees of such Fund.

ADDITIONAL INFORMATION

Additional Information Pertaining to the Adviser

The following table sets forth the name, position and principal occupation of each current executive officer of the Adviser as of March 31, 2026. Each individual’s address is c/o Privacore Capital Advisors, LLC, 1411 Broadway, New York, NY 10018.

Name	Principal Occupation at Privacore Capital Advisors, LLC
Brendan Boyle	CEO, Principal & Co-Founder

David Mehenny	Executive Vice President, Principal & Co-Founder

Sandhya Ganapathy	Chief Compliance Officer

Kieran Murray	Chief Operating Officer

For the fiscal year ended March 31, 2026, the Growth Fund and the Income Fund paid $0 in Investment Management Fees to the Adviser. The Adviser has elected to voluntarily waive the Investment Management Fees for both Funds for the period from inception through December 31, 2026.

The Asset Backed Fund commenced operations on January 2, 2026. The Adviser has agreed, for the 12-month period beginning on the commencement of operations of the Asset Backed Fund, to reduce the annual rate of its Investment Management Fee from 0.75% to 0.25%. For the fiscal period ended March 31, 2026, the Asset Backed Fund paid $0 in Investment Management Fees to the Adviser.

Additional Information Pertaining to Each Sub-Adviser

The following table sets forth the name, position and principal occupation of each current executive officer of Partners as of March 31, 2026. Each individual’s address is c/o Partners Capital Investment Group, LLP, 600 Atlantic Avenue, 30th Floor, Boston MA 02210.

Name	Principal Occupation at Partners Capital Investment Group, LLP
Arjun Raghavan	CEO & Director

Paul Dimitruk	Senior Partner

Nelda Kacyem	Chief Compliance Officer

Olivier Piccoli	General Counsel

Katie Thorpe	Partner, Global Chief Operating Officer

Richard Scarinci	Partner, Head of North America

Lenia Ascenso	Partner, Chief Operating Officer of Investment Operations

The following table sets forth the name, position and principal occupation of each current executive officer of VPC as of March 31, 2026. Each individual’s address is c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

Name	Principal Occupation at Victory Park Capital Advisors, LLC
Richard Levy	Managing Partner & Chief Executive Officer

Brendan Carroll	Senior Partner

Name	Principal Occupation at Victory Park Capital Advisors, LLC
Jeffrey Schneider	Chief Operating Officer

Jason Brown	Senior Partner

Scott Zemnick	General Counsel

Thomas Gazdziak	Chief Compliance Officer

Carly Altieri	Chief Financial Officer

As of the Record Date, no Independent Trustee owns securities of, or has any other material direct or indirect interest in, the Adviser, a Sub-Adviser, or any person controlling, controlled by or under common control with the Adviser or a Sub-Adviser. As of the Record Date, no Independent Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of each Fund’s fiscal year or period ended March 31, 2026, to which the Adviser, a Sub-Adviser, or any parent or subsidiary of the Adviser or a Sub-Adviser, or any parent or subsidiary of such entities, was a party.

Affiliated Brokerage

During the fiscal year ended March 31, 2026, the Income Fund paid no brokerage commissions. As of March 31, 2026, the Income Fund held no securities of its regular brokers or dealers (or their parents).

During the fiscal year ended March 31, 2026, the Growth Fund paid no brokerage commissions. As of March 31, 2026, the Growth Fund held no securities of its regular brokers or dealers (or their parents).

The Asset Backed Fund commenced operations on January 2, 2026. During the fiscal period ended March 31, 2026, the Asset Backed Fund paid no brokerage commissions. As of March 31, 2026, the Asset Backed Fund held no securities of its regular brokers or dealers (or their parents).

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

GENERAL INFORMATION

Investment Adviser

Privacore Capital Advisors, LLC, a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management of each Fund and supervises the activities of each Sub-Adviser. The main office of the Adviser is located at 1411 Broadway, New York, NY 10018.

Partners

Partners Capital Investment Group, LLP, a Delaware limited liability partnership, serves as the investment sub-adviser to the Growth Fund and the Income Fund. Partners is registered with the SEC under the Advisers Act. Partners is responsible for the daily investment and portfolio management activities for the Growth Fund and the Income Fund. The main office of Partners is located at 600 Atlantic Avenue, 30th Floor, Boston, MA 02210.

VPC

Victory Park Capital Advisors, LLC, a Delaware limited liability company, serves as the investment sub-adviser to the Asset Backed Fund. VPC is registered with the SEC under the Advisers Act. VPC is responsible for the daily investment and portfolio management activities for the Asset Backed Fund. The main office of VPC is located at 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

Distributor

Janus Henderson Distributors US LLC (the “Distributor”), whose principal business address is 151 Detroit Street, Denver, CO 80206, acts as principal underwriter of each Fund on a commercially reasonable efforts basis, subject to various conditions, pursuant to a distribution agreement between each of the Growth Fund and the Asset Backed Fund and the Distributor, and a private placement agent agreement between the Income Fund and the Distributor.

UMB Fund Services, Inc.

Each of the Growth Fund and the Income Fund has retained UMB Fund Services, Inc. (“UMBFS”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services and assist with operational needs. UMBFS also serves as the Funds’ transfer agent to the Growth Fund and the Income Fund. UMBFS provides such services to the Funds pursuant to an administration agreement between each of the Growth Fund and the Income Fund and UMBFS.

U.S. Bancorp Fund Services, LLC

The Asset Backed Fund has retained U.S. Bancorp Fund Services, LLC (“U.S. Bank”), whose principal business address is 615 East Michigan Street, Milwaukee, WI 53202, to provide administrative services and accounting services. U.S. Bank also serves as the Fund’s transfer agent. U.S. Bank provides such services to the Fund pursuant to an administration agreement between the Fund and U.S. Bank.

Annual and Semi-Annual Reports

The Funds will each furnish, without charge, a copy of the annual report and the semi-annual report, as applicable, to a Shareholder upon request. To request a report, please contact the Funds by calling 855-685-3093 or writing to c/o Privacore Capital Advisors, LLC, 1411 Broadway, New York, NY 10018. You may also view or obtain these documents from the SEC (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-202-942-8090, (iii) by mail: Public Reference Section, Securities and Exchange Commission (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

By Order of the Board of Trustees of Privacore
PCAAM Alternative Growth Fund

Name:
Title:

By Order of the Board of Trustees of Privacore
PCAAM Alternative Income Fund

Name:
Title:

By Order of the Board of Trustees of Privacore
VPC Asset Backed Credit Fund

Name:
Title:

EXHIBIT A

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

AGREEMENT made this [  ] day of [ ], 2026, by and between Privacore PCAAM Alternative Growth Fund, a Delaware statutory trust (the “Fund”), and Privacore Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services; and

WHEREAS, the Adviser may, subject to the approval of the Fund’s Board of Trustees (the “Board”), retain one or more sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to investment sub-advisory agreements among the Fund, the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.          APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Adviser may provide such other additional services to the Fund as reasonably requested by the Fund and agreed to by the Adviser, including preparing and reviewing the Fund’s registration statements and any amendments and supplements thereto, preparation and review of materials for Board and Board committee meetings, preparation and review of Fund shareholder reports, proxy statements, and other applicable regulatory reports and communications, and the provision of the Adviser’s employees to act as officers of the Fund.

2.          DUTIES AND AUTHORITIES OF ADVISER. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser may delegate certain of its duties under this Agreement with respect to the Fund to a Sub-Adviser or Sub-Advisers (subject to the approval of the Fund's Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more Sub-Advisers deemed necessary to carry out the investment program of the Fund. The retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. The Adviser may pay a Sub-Adviser a portion of the compensation received by the Adviser hereunder.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund’s current registration statement and applicable laws and regulations. The Adviser also agrees to comply with (a) any policies, guidelines, instructions and procedures approved by the Board, and (b) any future amendments or supplements to the Fund’s registration statement that, in each case, are provided, in writing, to the Adviser with reasonable notice prior to implementation.

The Adviser shall have the power to carry out any and all of the objectives and purposes of the Fund, as described in any private placement memorandum, prospectus or statement of additional information contained in the Fund’s registration statement on Form N-2 filed with the Securities and Exchange Commission, as each may be amended, modified or otherwise supplemented from time to time (collectively, the “Registration Statement”), and to, perform all acts and enter into and perform all contracts and other undertakings on behalf of the Fund, including delegating such power to perform or to enter into and perform all contracts and undertaking to the Sub-Advisers, as the Adviser deems appropriate or convenient in connection with the provision of its services contained herein. Without limiting the foregoing powers, the Adviser shall have all specific rights and power to do, or to delegate the power to the Sub-Advisers to do, the following on behalf of the Fund:

(i)	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Fund;

(ii)	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

(iii)	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Fund (including on creditors’ committees), vote with respect to investments and other assets of the Fund whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

(iv)	monitor, supervise and direct the investments of the Fund and dispose of them in such manner and at such times as the Adviser or Sub-Advisers determine;

(v)	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Fund, enforce the Fund’s rights or otherwise defend the interests of the Fund;

(vi)	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

(vii)	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

(viii)	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

(ix)	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Adviser shall also have specific rights and power to do, or to delegate the power to the Sub-Advisers to do, the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures:

(x)	other than in connection with investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents; and

(xi)	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund’s assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

3.          FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” under the particular circumstances of each transaction taking into account such factors as the Adviser deems relevant and considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Registration Statement and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request. In connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized (and can delegate to Sub-Advisers) to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with brokers, dealers or futures commission merchants and other trading counterparties, including, but not limited to, ISDA agreements, and in connection with the rights and powers granted to the Adviser under Section 2 of this Agreement, as well as, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures, to do such other things necessary or incidental to the furtherance or conduct of the Fund’s purchases, sales or other transactions.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Registration Statement.

On occasions when the Adviser deems the purchase or sale of an investment, security or futures contract or options thereon to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order to be sold or purchased. In such event, the Adviser will allocate investments, securities or futures contracts or options thereon so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution under the circumstances for the transaction; (b) the provisions of the 1940 Act; (c) the provisions of the Investment Advisers Act of 1940; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

All securities and other property of the Fund shall remain in the direct or indirect custody of the Fund’s custodian except as otherwise authorized by the Board.

4.          EXPENSES AND COMPENSATION OF THE ADVISER. The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel required by it to perform the services on the terms and for the compensation provided herein. In addition, with respect to the operation of the Fund, the Adviser shall be responsible for (i) the expenses of printing and distributing extra copies of the Fund’s Registration Statement, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”) or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (ii) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Adviser, then the Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Adviser and the Fund; and (iii) the costs of the Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Adviser and the Fund. If the Adviser has agreed to limit the operating expenses of the Fund as referenced below, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement. Except as otherwise specifically stated herein, the Adviser shall not be responsible for any of the Fund’s expenses, including, but not limited to, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. For the avoidance of doubt, the Fund shall bear all fees and expenses incurred in connection with the organization of the Fund and the offering of the Fund’s shares and will reimburse Adviser for any such fees and expenses incurred by the Adviser on the Fund’s behalf, including fees and expenses in connection with seeking the Securities and Exchange Commission’s approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation at an annual rate of 1.50%, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets, before giving effect to any repurchase of shares in the Fund. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, compensation will be based on the number of days during the month in which the Adviser provided services to the Fund. The Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.          BOOKS AND RECORDS. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Adviser to supply to the Fund or its Board the information required to be supplied under this Agreement. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request; provided that the Adviser may make and retain copies of such records.

6.          STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.          LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a) In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any affiliate of the Adviser or by any Sub-Adviser, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) To the fullest extent permitted by law, the Fund shall indemnify, defend, and hold harmless the Adviser, or any partner, member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives (each such person being an “Indemnitee”), against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from (i) this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement or (ii) the Adviser’s obligation to indemnify a Sub-Adviser or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives under the terms of the Sub-Adviser’s Sub-Advisory Agreement so long as such indemnification obligations did not arise primarily from the such Indemnitee’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

(c) To the fullest extent permitted by law, the Adviser shall indemnify, defend, and hold harmless the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liability to which the person may be liable that results from the Adviser’s willful misfeasance or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser's reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

(d) The Adviser shall not be obligated to perform any service not described in this Agreement. The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Adviser's overall management of the Fund will be successful. The Fund understands that investment decisions made for the Fund by the Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

8.          PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

9.          AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.          FUND REPRESENTATIONS: The Fund represents, warrants and agrees that it: (a) has all requisite power and authority to enter into and perform its obligations under this Agreement; (b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and has furnished to the Adviser copies of each of the following documents: (i) the governing documents of the Fund; (ii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Fund and approving this Agreement; and (iii) current copies of the Fund’s Registration Statement. The Fund shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to each of the foregoing, if any, with reasonable notice prior to implementation.

11.          LICENSE OF ADVISER’S NAME. The Adviser grants to the Fund a license to use the name “Privacore” (the “Name”) as part of the name of the Fund. The foregoing authorization by the Adviser to the Fund to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name. The Fund acknowledges and agrees that, as between the Fund and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Fund shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) adhere to such specific quality control standards as the Adviser may from time to time promulgate; and (3) protect the reputation and goodwill of the Name. The Fund acknowledges that the Name and the trademark associated therewith are the valuable property of the Adviser or its affiliates. The Fund will (a) submit to the Adviser for review and preapproval prior to use any promotional materials using the Name; and (b) change the name of the Fund within one month of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund; provided, however, that to the extent required by law, regulation or regulatory guidance, the Fund may continue to make reference to the prior name of the Fund in its Registration Statement, regulatory filings, marketing materials and similar documents and the Fund may continue to use beyond such date any supplies of the Registration Statement, marketing materials and similar documents that the Fund had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund. If the Fund makes any unauthorized use of the Name or the Adviser’s derivatives, logos, trademarks, or service marks or trade names, the Fund acknowledges that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

12.          DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [ ], 2028 and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13.          NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

Privacore Capital Advisors, LLC

Attn: Sandhya Ganapathy

1411 Broadway
New York, NY 10018

Telephone: 212-479-2907

If to the Fund:

Privacore PCAAM Alternative Growth Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Telephone: 855-685-3093

14.          SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.          GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.          AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.          COUNTERPARTS.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.          TRACK RECORD. Notwithstanding anything else to the contrary herein, the Adviser shall retain a right to use the investment performance and track record of the Fund (including in marketing materials) to the extent permitted by law. Further, for the avoidance of doubt, the Adviser shall be entitled to retain a copy and use records of each of its transactions and other records pertaining to the Fund as are necessary to support any such uses of the investment performance and track record.

19.          MISCELLANEOUS.  Where the effect of a requirement of the 1940 Act or the Investment Advisers Act of 1940 reflected in any provision of this Agreement is altered by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.          NO THIRD PARTY BENEFICIARIES. The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an Indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

By:	Kieran Murray
Title:	President

Privacore Capital Advisors, LLC

By:	Sandhya Ganapathy
Title:	CCO

EXHIBIT B

FORM OF

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) is made and entered into as of [ ], 2026 by and among Privacore PCAAM Alternative Growth Fund, a Delaware statutory trust (the “Fund”), Privacore Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Partners Capital Investment Group, LLP, a Delaware limited liability partnership (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) dated [ ], 2026 with the Fund, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”); and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act; and

WHEREAS, the Board of Trustees of the Fund (the “Board,” and each Board member individually a “Trustee” and, together, the “Trustees”) and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Fund pursuant to the Investment Management Agreement, and the Adviser has the authority under the Investment Management Agreement with the Fund to retain sub-advisers to the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish certain services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained and for good and valuable consideration, the adequacy and sufficiency of which hereby is acknowledged, the Fund, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1.      Appointment of the Sub-Adviser.

(a)       The Adviser hereby appoints the Sub-Adviser to act as an investment sub-adviser for the Fund, subject to the supervision and oversight of the Adviser and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser except as expressly authorized in this Agreement or another writing by the Fund and/or the Adviser (as applicable) and the Sub-Adviser.

(b)       The Sub-Adviser accepts its appointment and agrees to render the services herein set forth, for the compensation herein provided.

(c)       As an investment sub-adviser to the Fund, the Sub-Adviser will be involved with all aspects of the Fund’s investment program, for all of the Fund’s investment portfolio including, without limitation, asset allocation and portfolio construction.

(d)       As part of the services it will provide hereunder, the Sub-Adviser will:

          (i)           formulate and implement a continuous investment program for the Fund as outlined in any private placement memorandum, prospectus, or statement of additional information contained in the Fund’s registration statement on Form N-2 filed with the U.S. Securities and Exchange Commission (the “SEC”), as each may be amended, modified or otherwise supplemented from time to time (collectively, the “Registration Statement”);

          (ii)           take whatever steps are reasonably necessary or appropriate to implement the investment program for the Fund;

        (iii)          keep the Trustees of the Fund and the Adviser appropriately informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the assets in the Fund and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Fund, and attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

         (iv)           provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Fund (with the understanding that ultimate responsibility for determining the valuation of portfolio assets shall rest solely with the Adviser and/or Fund and Trustees); and

         (v)           reasonably cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Adviser; keep all such persons appropriately informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser; provide appropriate and timely responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information.

(e)      In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following, to the extent that the Adviser has furnished, and/or the Sub-Adviser has otherwise obtained and has acknowledged obtaining such material to the Adviser, current and complete copies of the following to the Sub-Adviser: (i) the Fund’s Agreement and Declaration of Trust and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund and the rules and regulations promulgated by the SEC thereunder, and the rules of any United States or foreign securities, commodities, futures, options or other financial product exchange, transaction execution facility or other financial market system (and its clearing house, if any) through which trades for the Fund are conducted) (collectively, “Applicable Law”); (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board; and (v) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of any Governing Documents, the Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to promptly provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

(f)       The Sub-Adviser shall perform its obligations under this Agreement consistent with its fiduciary duties to the Fund as an investment adviser. The Sub-Adviser may delegate to any affiliate of the Sub-Adviser the provision of all or any portion of the services to be provided by the Sub-Adviser hereunder. In the event that any such delegation is made, the Sub-Adviser shall ensure that its delegates comply with the terms of this Agreement, and the Sub-Adviser acknowledges and agrees that such delegation shall not relieve the Sub-Adviser of any of its obligations under this Agreement and that the Sub-Adviser shall be liable hereunder for the actions of any such delegates to the same extent as if the Sub-Adviser had taken such actions directly.

(g)       The Sub-Adviser shall reasonably cooperate with the Adviser in connection with the Sub-Adviser’s provision of services hereunder and make personnel available during normal business hours, by videoconference and by telephone, to answer any questions and provide such other related services as the Adviser may reasonably request.

(h)       The Sub-Adviser shall promptly (but in no event later than two business days after such event is discovered and determined to be material) give notice to the Adviser of any material trading errors, material out-trades, material trade breaks, material trade disputes or of any alleged or actual material violations of regulatory or exchange trading rules that relate to the transactions conducted by the Sub-Adviser for the Fund. The foregoing provisions shall in no way be interpreted to limit the Sub-Adviser’s obligations hereunder and/or the standard of care applicable to the Sub-Adviser in connection with its services hereunder.

The Sub-Adviser agrees that the Fund and the Adviser shall have the right to include in the Registration Statement or similar disclosure document or information materials in connection with the offering of shares of beneficial interest in the Fund, investor or prospective investor reports, marketing materials and similar materials (collectively, the “Investor Materials”), and the Sub-Adviser shall provide to the Fund and the Adviser, a general description of the Sub-Adviser and its business. The Sub-Adviser shall (i) reasonably cooperate with the Fund and the Adviser in preparing any Investor Materials and any documents filed pursuant to Applicable Law; and (ii) provide other information as the Fund and/or the Adviser may reasonably request in connection with any due diligence or other investigation which may be conducted at any time and from time to time; provided that the parties agree that the Sub-Adviser’s responsibility for the accuracy of Investor Materials is limited to the aforementioned description of the Sub-Adviser and its business and any description, discussion or language that the Sub-Adviser provides to the Fund and/or the Adviser for use in the Registration Statement and/or other Investor Materials. If, after any Investor Materials shall have been used or distributed, the Sub-Adviser becomes aware of any materially untrue or misleading statement of fact or any omission of a material fact contained in any Investor Materials, the Sub-Adviser shall notify the Fund and the Adviser and reasonably cooperate with the Fund and the Adviser in the preparation of any necessary amendments or supplements to any such Investor Materials.

(i)       The Sub-Adviser hereby consents to the Fund being named Privacore PCAAM Alternative Growth Fund. Subject to the foregoing and the Fund’s right to include in Investor Materials a general description of the Sub-Adviser and its business, the Adviser shall not use the name “PCAAM” and any of the other names of the Sub-Adviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Sub-Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission or any other regulatory body to which it is subject; and provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund, the Adviser, or any of their affiliates in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve the uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC, a state securities commission or any other regulatory body to which it is subject; and provided, further, that in no event shall such approval be unreasonably withheld.

(j)       The Fund and the Adviser acknowledges that, as between the Fund, Adviser and the Sub-Adviser, the Sub-Adviser owns and controls the term “PCAAM.” The Sub-Adviser grants to the Fund a royalty-free, non-exclusive license to use the name “PCAAM” in the name of the Fund for the duration of this Agreement and any extensions or renewals hereof. Such license may, upon termination of this Agreement, be terminated by the Sub-Adviser, in which event the Fund shall promptly take whatever action may be necessary (including calling a meeting of the Board or its shareholders) to change the name and discontinue any further use of the name “PCAAM” in the name of the Fund or otherwise.

(k)       The Sub-Adviser shall not otherwise use the name, logo or trademark(s) of the Adviser or its affiliates for any purpose without the prior written consent of the Adviser, except as may be necessary to comply with Applicable Law and as otherwise required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. For the avoidance of doubt, the Sub-Adviser may use the name Privacore when using the name of the Fund for the purposes of regulatory filings, marketing materials, and other fund-specific documentation.

(l)       The Adviser shall not otherwise use or allow the Fund to use the name, logo, or trademark(s) of the Sub-Adviser or its affiliates for any purpose without the prior written consent of the Sub-Adviser, except as may be necessary to comply with Applicable Law and as otherwise required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. For the avoidance of doubt, the Adviser may use the name PCAAM when using the name of the Fund for the purposes of regulatory filings, marketing materials, and other fund-specific documentation.

SECTION 2.      Operational Duties and Compliance.

The Sub-Adviser will maintain all accounts, books and records with respect to its services to the Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

To the extent required by Applicable Law, the records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business or as required by Applicable Law. In the event of the termination of this Agreement, such records that belong to the Fund shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by Applicable Law and/or the Sub-Adviser may, at its own expense, make and maintain a copy of any such records. Upon reasonable request and only when subject to reasonable assurances of confidentiality, the Sub-Adviser will provide the Adviser or its agents with the records of the Sub-Adviser that relate to the Sub-Adviser’s services under this Agreement.

For the avoidance of doubt, the Sub-Adviser may use performance data it generates in connection with the services provided under this Agreement for its track record and may retain copies of all records necessary to support the use thereof.

SECTION 3.      Custody and Brokerage Arrangements.

(a)       All cash, securities and other assets of the Fund shall be held by a prime brokerage firm or other custodian (who shall be identified by the Adviser in writing). The Sub-Adviser is authorized to give instructions to such custodian with respect to all investment decisions regarding the Fund, and the Fund shall provide such written authorization to such custodian, with a copy of such written authorization to the Sub-Adviser, as shall be necessary to carry out the provisions of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Sub-Adviser shall at no time have authority under this Agreement to take or otherwise possess any assets of the Fund such that the Sub-Adviser would be deemed to have physical custody or control of such assets, it being intended that sole responsibility for safekeeping such assets shall rest upon the custodian. The Sub-Adviser shall not have any responsibility, liability, duty, or obligation with respect to the acts, omissions or other conduct of the custodian. The Fund or the Adviser shall notify the Sub-Adviser of the identities of its custodian bank and custody arrangements therewith and shall give the Sub-Adviser written notice of any changes in such custodian bank or custody arrangements.

(b)       Solely for the purpose of carrying out its duties under this Agreement, the Sub- Adviser shall have full discretion to select such brokers, dealers, and other financial intermediaries (collectively, “Brokers”) to effect the purchase and sale of financial instruments on behalf of the Fund. The Fund and the Adviser will cooperate with the Sub-Adviser in the establishment and maintenance of brokerage accounts with such Brokers as the Sub-Adviser deems advisable to allow for the purchase or sale of financial instruments on behalf of the Fund. The Sub-Adviser is permitted to engage in transactions with Broker(s) that provide it with research or other services and, in recognition of the provision of such research or other services, may pay commissions in excess of the amount of commissions another Broker would have charged, if, in its good faith determination, the amount of the transaction costs is reasonable in relation to the value of the services provided in terms of either that particular transaction or the Sub-Adviser’s (or its affiliates’) overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Fund and the Adviser acknowledge that the Sub-Adviser may pay commissions at rates in excess of the lowest rates available if it determines that the commissions charged by any Broker are reasonable in light of the value of the brokerage, research and other services received from that Broker including without limitation execution capability, willingness to commit capital, creditworthiness and financial stability and clearance and settlement capability.

SECTION 4.      Proxy Voting and Other Corporation Actions. The Sub-Adviser shall be responsible for voting proxies with respect to any and all assets of the Fund. The Sub-Adviser shall handle all such proxies in accordance with the Sub-Adviser’s written proxy voting policies and procedures (a copy of which has been provided to the Fund and the Adviser). It is acknowledged and agreed that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Fund. On a case-by-case basis the Sub-Adviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Sub-Adviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Sub-Adviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

SECTION 5.      Independence of the Parties. Nothing contained herein shall create or constitute the Sub-Adviser, the Adviser or the Fund as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything herein be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of one another.

SECTION 6.      Compensation and Expenses.

(a)       In consideration of and in compensation for the services to be rendered by the Sub- Adviser hereunder and except as otherwise agreed between the Adviser and the Sub-Adviser, the Adviser shall pay the Sub-Adviser, monthly in arrears, 55% of the net management fees payable to the Adviser, provided that if the Adviser receives no management fees for any month, including because of the effect of any expense limitation or fee waivers agreed to with the Fund, the Adviser shall have no obligation to compensate the Sub-Adviser for such month pursuant to this Agreement, unless and until the Adviser has recouped the expenses limited and/or fees waived for such month. In the case of a partial month in which the Sub-Adviser provides services, the compensation paid by the Adviser pursuant to this Agreement shall be prorated for the portion of the month in which the Agreement is effective based on the proportion of days of that month during which the Sub-Adviser provided services.

(b)       The Sub-Adviser, at its expense, will furnish: all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to perform its duties under this Agreement.

(c)       Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its sub-advisory fee.

(d)      Other than as specifically indicated in this Agreement and/or as otherwise agreed between the Adviser and the Sub-Adviser, the Sub-Adviser shall not be obligated to pay any expenses of the Adviser or the Fund, including without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Fund; and (iii) custodian fees and expenses; however for the avoidance of doubt, such Fund expenses are subject to any expense limitation and/or fee reimbursement agreement, which will impact the Sub-Adviser’s fees as described in section 6(a), above.

SECTION 7.      Right to Advise Others. Subject to the duties and obligations of the Sub-Adviser under this Agreement and the Sub-Adviser’s duties as a fiduciary, it is understood that the services of the Sub-Adviser and its employees are not exclusive, and the Sub-Adviser may render advisory, consulting and investment management services to other clients, as well as trade for proprietary accounts, during the term of this Agreement, and the Sub-Adviser shall be free to compete for the same investment opportunities as the Fund or to take positions in financial instruments which are the same as or opposite to the Fund’s positions on behalf of any other account advised, managed or traded by the Sub-Adviser.

SECTION 8.      Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Fund and the Sub-Adviser that:

(a)       The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

(b)       The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

(c)       The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by Applicable Law.

(d)       The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement or the Investment Management Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the Investment Management Agreement between the Adviser and the Fund; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Fund and the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(e)       The Adviser has all other governmental, regulatory and self-regulatory registrations, licenses and memberships reasonably necessary to perform its obligations hereunder, and it will maintain and renew such registrations, licenses and memberships during the term of this Agreement;

(f)       All information provided by the Adviser to the Fund or the Sub-Adviser for use in connection with this Agreement is true and accurate in all material respects, and neither such information nor the Investor Materials (but solely with respect to any information therein related to the Adviser) contains any untrue statement of material fact or omits to state a material fact required or necessary to be stated therein in order to prevent the statements made therein, in light of the circumstances under which they are made, from being misleading; and, to the knowledge of the Adviser, there are no actions, suits, proceedings, subpoenas, orders or investigations pending or threatened against the Adviser or any other of its respective principals, managers, members, partners, directors, officers, shareholders, employees, agents or other applicable representatives, at law or in equity or before or by any federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency, or instrumentality, or any other governmental, regulatory or self-regulatory authority or any exchange;

(g)       The Adviser has provided the Fund and the Sub-Adviser with a copy of its Form ADV and the supplements thereto, and promptly will furnish a copy of all amendments and supplements thereto to the Sub-Adviser at least annually. Such amendments shall reflect all changes in the Adviser’s organizational structure, professional staff or other significant developments affecting the Adviser, as required by the Advisers Act.

(h)       The Adviser will notify the Fund and the Sub-Adviser of any anticipated or actual change of control of the Adviser and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change(s). To the extent not borne by the Fund, the Adviser agrees to bear all reasonable expenses, if any, arising out of an assignment or change in control of the Adviser.

(i)       The Adviser will promptly notify the Sub-Adviser of any financial condition that is likely to impair the Adviser’s ability to fulfill its commitment under this Agreement.

(j)       The Adviser maintains an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Sub-Adviser, will provide appropriate evidence of such insurance coverage to the Sub-Adviser.

(k)       The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party. The Adviser is duly organized, in good standing and validly existing under the laws of its jurisdiction of organization, with full power and authority to enter into and perform its duties and obligations under this Agreement.

(l)       None of the Adviser or its covered persons are subject to a “bad actor” disqualification pursuant to Rule 506(d) of Regulation D, have obtained a waiver from such disqualification or have failed to appropriately disclose any disqualifying event that occurred prior to the effective date of this Agreement.

(m)       The Adviser shall promptly notify the Sub-Adviser of a change of circumstances which would make any of its representations and warranties in this Section 8 inaccurate, misleading, untrue or incomplete.

SECTION 9. Representations, Warranties and Covenants of the Sub-Adviser. The Sub-Adviser hereby represents, warrants and covenants to the Fund and the Adviser that:

(a)       The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by Applicable Law.

(b)       The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will reasonably seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(c)       The Sub-Adviser has all other governmental, regulatory and self-regulatory registrations, licenses and memberships reasonably necessary to perform its obligations hereunder, and it will maintain and renew such registrations, licenses and memberships during the term of this Agreement;

(d)       All information provided by the Sub-Adviser to the Fund or the Adviser for use in the Investor Materials and otherwise in provision of services pursuant to this Agreement is true and accurate in all material respects, and neither such information nor the Investor Materials (but solely with respect to any information therein related to the Sub-Adviser) contains any untrue statement of material fact or omits to state a material fact required or necessary to be stated therein in order to prevent the statements made therein, in light of the circumstances under which they are made, from being misleading; and, to the knowledge of the Sub-Adviser, there are no actions, suits, proceedings, subpoenas, orders or investigations pending or threatened against the Sub-Adviser or any other of its respective principals, managers, members, partners, directors, officers, shareholders, employees, agents or other applicable representatives (collectively, the “Sub-Adviser Parties”), at law or in equity or before or by any federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency, or instrumentality, or any other governmental, regulatory or self-regulatory authority or any exchange;

(e)       The Sub-Adviser has adopted or will adopt prior to performing services under this Agreement a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise reasonably requested, the president, chief compliance officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

(f)       The Sub-Adviser has provided the Fund and the Adviser with a copy of its Form ADV and the supplements thereto, , and promptly will furnish a copy of all amendments and supplements thereto to the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(g)       The Sub-Adviser will notify the Fund and the Adviser of any anticipated or actual change of control of the Sub-Adviser and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change(s). To the extent not borne by the Fund, the Sub-Adviser agrees to bear all reasonable expenses, if any, arising out of an assignment or change in control of the Sub-Adviser.

(h)       The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(i)       The Sub-Adviser maintains an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Adviser, will provide appropriate evidence of such insurance coverage to the Adviser.

(j)       None of the Sub-Adviser or its covered persons are subject to a subject to a “bad actor” disqualification pursuant to Rule 506(d) of Regulation D, have obtained a waiver from such disqualification or have failed to appropriately disclose any disqualifying event that occurred prior to the effective date of this Agreement.

(k)       The Sub-Adviser shall promptly notify the Fund and the Adviser of circumstances which would make any of its representations and warranties made in this Section 9 inaccurate, misleading, untrue or incomplete in any material respect.

SECTION 10.      Liability; Indemnification.

(a)       Except as may otherwise be provided by the Investment Company Act or any other Applicable Law, none of the Sub-Adviser Parties shall be liable, responsible or accountable in damages or otherwise to the Fund, the Adviser, or any of their respective affiliates, principals, managers, members, officers, directors, employees, equity holders, agents or other applicable representatives or any of their respective successors, assignees or transferees (collectively, the “Fund and its Related Persons”) or to third parties under this Agreement for any act or omission performed or omitted by such Sub-Adviser Party under this Agreement or otherwise on behalf of the Fund, except when such action or inaction is found to have been the result of such Sub-Adviser Party’s fraud, gross negligence or willful misconduct in the performance or non-performance of its duties to the Fund or the Sub-Adviser’s breach of this Agreement. Notwithstanding any of the foregoing to the contrary, the provisions of this Section 10(a) shall not be construed so as to relieve (or attempt to relieve) the Sub-Adviser of any liability to the extent that such liability may not be waived, modified or limited under Applicable Law, but shall be construed so as to effectuate the provisions of this Section 10(a) to the fullest extent permitted by law.

(b)       Except as may otherwise be provided by the Investment Company Act or any other Applicable Law, the Fund and, if the Fund is not able to do so in whole or in part or does not do so in a reasonable period of time, the Adviser, shall indemnify, defend and hold harmless each Sub-Adviser Party from and against any and all losses, claims, damages, obligations, penalties, actions, suits, judgments, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees, as well as other costs and expenses incurred in connection with the defense of any actual or threatened action or proceeding) and amounts paid in settlement of any claims (collectively, “Losses”) suffered or sustained by such Sub-Adviser Party as a result of or in connection with any act or omission by such Sub-Adviser Party under this Agreement or otherwise on behalf of the Fund, and such Losses were not found to have been the result of (i) such Sub-Adviser Party’s fraud, gross negligence or willful misconduct in the performance or non-performance of its duties to the Fund or the Sub-Adviser’s breach of this Agreement or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Adviser or the Fund by the Sub-Adviser for use therein.

(c)       Except as may otherwise be provided by the Investment Company Act or any other Applicable Law, the Sub-Adviser shall indemnify, defend and hold harmless the Fund, the Adviser, and their respective principals, members, partners, shareholders, managers, officers, directors, employees, agents, and other applicable representatives (collectively, the “Fund Parties”) from and against any and all Losses suffered or sustained by Fund Parties as the result of (i) any Sub-Adviser Party’s fraud, gross negligence or willful misconduct in the performance or non-performance of its duties to the Fund or the Sub-Adviser’s breach of this Agreement or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Adviser or the Fund by the Sub-Adviser for use therein.

(d)       The foregoing provisions for indemnification shall be in addition to, and shall in no respect limit or restrict, any other remedies which may be available to a party under this Agreement, at law, in equity or otherwise in connection with any breach of this Agreement.

(e)       In the event that one party has an indemnification claim (the “Indemnified Party”) against the party required to provide indemnification (the “Indemnifying Party”) that does not involve a claim being asserted against or sought to be collected by a third party (a “Direct Claim”), the Indemnified Party shall give the Indemnifying Party written notice setting forth in reasonable specificity the nature of the Direct Claim and an estimate of damages directly related to Indemnified Losses in respect of the claim to the extent known (a “Claim Notice”), but the failure to provide such Claim Notice will not prejudice the Indemnified Party’s right to indemnification, except to the extent that the Indemnifying Party is materially prejudiced as a result of the failure to give notice. The Indemnifying Party shall have thirty (30) days after its receipt of such Claim Notice to respond in writing to the Direct Claim. If the Indemnifying Party objects to a Direct Claim, the parties shall attempt in good faith to agree upon the rights of the parties with respect to the Direct Claim. If the parties cannot resolve any dispute, then either party may initiate any remedy available to it under this Agreement or Applicable Law.

In the case of any claim asserted by a third party against an Indemnified Party, a Claim Notice shall be given by the Indemnified Party to the Indemnifying Party promptly after the Indemnified Party becomes aware of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of the Indemnifying Party) to assume the defense of any claim or any action, cause of action, claim, demand, charge, suit, proceeding, arbitration, mediation, audit, citation, summons, subpoena, hearing, inquiry, examination, or investigation or other litigation of any nature, civil, criminal, administrative, regulatory, or otherwise, in law, in equity, or otherwise (“Litigation”) resulting therefrom, provided, that: (a) counsel for the Indemnifying Party who shall conduct the defense of such claim or Litigation shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such Indemnified Party’s expense; and (b) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such Indemnifying Party is materially prejudiced as a result of the failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or Litigation, shall consent to entry of any judgment or enter into any settlement or compromise, except that, solely with respect to claims asserted by third parties against the Adviser and/or the Sub-Adviser, the Indemnifying Party may settle (1) if the Indemnifying Party pays the amount necessary to satisfy any pecuniary terms of a settlement or compromise, (2) the settlement does not include any injunctive relief or admission of misconduct or wrongdoing by the Indemnified Party or its Affiliates and (3) the settlement releases the Indemnified Party completely in connection with the claim or Litigation. In the event that, in connection with a third-party claim, the Indemnified Party, based in each instance on the reasonable advice of outside counsel, reasonably concludes that there are material defenses available to it that are different or additional to those available to the Indemnifying Party or that the interests of the Indemnified Party may be reasonably deemed to conflict with those of the Indemnifying Party, then, the Indemnified Party shall have the right to select one separate counsel reasonably satisfactory to the Indemnifying Party and with that counsel participate in the Indemnifying Party’s defense of the third-party claim or Litigation, with the reasonable and documented fees and expenses of such one counsel to be reimbursed by the Indemnifying Party to the extent that they relate to such third-party claim. In addition, the Indemnifying Party will not have the right to assume control of such defense and will pay the reasonable and documented costs and expenses of one outside legal counsel, plus any applicable reasonably necessary local counsel, retained by the Indemnified Party (to the extent the Indemnifying Party is required to indemnify the Indemnified Party) if the claim: (x) primarily seeks non-monetary relief (except where non-monetary relief is merely incidental to a primary claim or claims for monetary damages); or (y) involves criminal allegations. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or Litigation, provided, that: (i) the Indemnified Party shall not settle any such claim or Litigation without the prior written consent of the Indemnifying Party unless, solely with respect to claims asserted by third parties against the Adviser and/or the Sub-Adviser, the Indemnifying Party has no liability (monetary or otherwise) in connection therewith; and (ii) the Indemnifying Party shall only be required to pay for the reasonable and documented fees and expenses of one counsel on behalf of the Indemnified Party. For the avoidance of doubt, no Indemnifying Party may settle any claim or Litigation on behalf of the Fund without the consent of the Fund.

(f)       No party will be liable to another party for consequential damages under any provision of this Agreement.

(g)       It is acknowledged and agreed that Section 10 is intended to be for the benefit of the persons and entities covered thereby, and may be enforceable by such parties.

SECTION 11.      Confidentiality.

(a)       The Sub-Adviser on the one hand, and the Fund and the Adviser on the other hand, each acknowledges and agrees that during the course of their association with one another, each party (the “Receiving Party”) may receive and have access to certain confidential and proprietary information, data, notes, analyses, records, and materials of another party (the “Disclosing Party”), including, without limitation, all information concerning the Fund, the Fund’s investment strategies, investors, research, systems used for purposes of portfolio evaluation and monitoring, pricing and valuing of financial instruments, each party’s business activities and the terms of this Agreement (collectively, “Confidential Information”). The term “Confidential Information” does not include information that (i) was or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its representatives in violation hereof, (ii) was or becomes available to the Receiving Party on a non-confidential basis prior to its disclosure by the Disclosing Party or its representatives or agents to the Receiving Party or its representatives, (iii) becomes available to the Receiving Party or its representatives on a non-confidential basis from a source other than the Disclosing Party or its representatives or agents, provided that such source is not known, and should not reasonably have been known, to the Receiving Party to be bound by a confidentiality agreement with the Disclosing Party or its representatives or agents or otherwise prohibited from transmitting the information to the Receiving Party or its representatives by a contractual, legal or fiduciary obligation, or (iv) is independently developed by the Receiving Party or on its behalf, provided that such development was by the Receiving Party or on the Receiving Party’s behalf without the use of, or any reference to, the Confidential Information. None of the parties hereto shall disclose to third parties or use the other party's Confidential Information other than as permitted herein, absent the prior written consent of the other party; provided, however that either party may disclose any such Confidential Information regarding the other party, without the other party’s consent: (x) to its affiliates and to its legal, accounting or other advisors acting in such capacities; and (y) as required by law, order of a court with appropriate jurisdiction, or upon appropriate request during a regulatory examination. In the latter case, the disclosing party shall, if permitted by Applicable Law, notify the other party of such disclosure promptly.

(b)       Each party acknowledges and agrees that irreparable injury will result to a party if the other party breaches any of the terms of the covenants set forth in this Section 11 (the “Covenants”), and that in the event of the actual or threatened breach of any of the Covenants, the non-breaching party will have no adequate remedy at law. Each party accordingly agrees that in the event of any actual or threatened breach by a party of any of the Covenants, the non-breaching party shall be entitled to seek immediate temporary injunctive and other equitable relief with respect to such actual or threatened breach, without being required to show actual monetary damages or post any bond or other security. The remedies and agreements of indemnity contained herein are not exclusive and shall not limit or restrict any other remedies available to the non- breaching party, including the recovery of damages.

SECTION 12.      Term and Termination.

(a)       This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast at a meeting called for the purpose of voting on such approval in accordance with the provisions of Section 15 of the Investment Company Act and any rule, interpretation or order of the SEC, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval in accordance with the provisions of Section 15 of the Investment Company Act and any rule, interpretation or order of the SEC.

(b)       This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the applicable party that such party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach within thirty (30) days after written notice.

(c)       The following shall survive the termination of this Agreement: (i) each party’s accrued rights and obligations as of the date of termination and (ii) the provisions of Sections 10, 11, 19, 20 and this Section 12(c).

SECTION 13. Notices/Written Materials. Whenever notice or other written materials are required to be given by the provisions of this Agreement, such notice or written materials shall, except as otherwise specifically provided herein, be in writing and shall be deemed to have been duly given upon (i) the date such notice is delivered personally to the recipient, (ii) one (1) business day after delivery to the recipient by reputable overnight courier service (charges prepaid), (iii) in the case of email, upon confirmation of receipt, or (iv) five (5) days after the date mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices or written materials shall be sent to the following addresses (or such other addresses as may be designated by a party by giving notice in accordance with this Section 13):

To the Sub-Adviser:

Partners Capital Investment Group, LLP

Attn: Head of US Compliance

600 Atlantic Avenue, 30th Floor

Boston MA 02210

Telephone: (+1) 617-292-2570

E-mail: us-compliance@partners-cap.com

To the Fund:

Privacore PCAAM Alternative Growth Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Telephone: 855-685-3093

To the Adviser:

Privacore Capital Advisors, LLC

Attn: Sandhya Ganapathy

1411 Broadway

New York, NY 10018

Telephone: 212-479-2907

E-mail: Sandhya.Ganapathy@privacorecap.com

SECTION 14.      Assignment. Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

SECTION 15.      No Third-Party Beneficiaries. Nothing contained in this Agreement, express or implied, is intended to or shall confer upon any person or entity other than the parties hereto or their respective successors and permitted assigns, any rights, remedies or liabilities under or by reason of this Agreement, other than Section 10 (which is intended to be for the benefit of the persons and entities covered thereby, and may be enforceable by such parties).

SECTION 16.      Amendment or Modification. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval in accordance with the provisions of Section 15 of the Investment Company Act and any rule, interpretation or order of the SEC. Any such amendment must be by an instrument in writing signed by the parties to this Agreement.

SECTION 17.      Severability. If any term or provision of this Agreement shall be found to be illegal or unenforceable, then, notwithstanding such finding, this Agreement shall remain in full force and effect and such term or provision shall be deemed stricken or modified as necessary, provided that the intent of this Agreement is maintained.

SECTION 18.      No Waiver. No failure to exercise, and no delay in exercising, on the part of any party, any power or any rights hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or power hereunder preclude further exercise of any other right hereunder.

SECTION 19.      Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines.

SECTION 20.      Jurisdiction and Venue.

(a)       Subject to Section 20(b), the parties hereby (i) agree that any and all litigation arising out of this Agreement shall be conducted only in state or federal courts located in the State of Delaware, (ii) agree that such courts shall have the exclusive jurisdiction to hear and decide such matters, (iii) expressly waive any right to a trial by jury in any action or proceeding to enforce or defend any right, power or remedy under or in connection with this Agreement or arising from any relationship existing in connection with this Agreement, and (iv) agree that any such action, unless arbitration is compelled pursuant to Section 20(b), shall be tried before a court and not before a jury.

(b)       Notwithstanding anything to the contrary contained in Section 20(a), the parties hereby agree that any and all disputes arising out of this Agreement shall be conducted through final and binding arbitration in accordance with the Rules of the American Arbitration Association. Any such arbitration shall be held in the city of New York, New York. The Fund, the Adviser and/or the Sub-Adviser may commence the arbitration process by filing a written demand for arbitration, with a copy to the other party; provided, however, that either the Fund, the Adviser or the Sub-Adviser may, without inconsistency with this arbitration provision, apply to any court in accordance with Section 20(a) and seek injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. An arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including, without limitation, the issuance of an injunction; provided, however, that the arbitration award shall not include factual findings or conclusions of law and no punitive damages shall be awarded. The fees and expenses of such arbitration shall be borne by the non-prevailing party, as determined by such arbitration. In addition, the non-prevailing party in such arbitration shall pay the costs and reasonable attorneys’ fees of the prevailing party. The provisions of this Section 20(b) with respect to the arbitration conducted pursuant to this Section 20(b)may be enforced by any court of competent jurisdiction, and the parties seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorney’s fees, to be paid by the party (or parties) against whom enforcement is ordered. The parties agree that this Section 20(b) has been included to resolve any disputes between them with respect to the matters described herein rapidly and inexpensively, and that this Section 20(b) shall be grounds for dismissal of any court action commenced by any party with respect to a dispute arising out of such matters. The parties shall maintain the confidential nature of the arbitration proceeding and the award, including the hearing, except as may be necessary to prepare for or conduct the arbitration hearing on the merits, or except as may be necessary in connection with a court application for a preliminary remedy, a judicial challenge to an award or its enforcement, or unless otherwise required by Applicable Law or judicial decision.

(c)       Each party hereby submits to the personal jurisdiction of such courts and/or arbitration described in Sections 20(a) and 20(b) and waives any objection such party may now or hereafter have to venue or that such courts and/or arbitration are inconvenient forums.

SECTION 21.      Headings. Headings to sections herein are for the convenience of the parties only and are not intended to be or to affect the meaning or interpretation of this Agreement.

SECTION 22.      Complete Agreement. Except as otherwise provided herein, this Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto with respect to the subject matter herein.

SECTION 23.      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one original instrument.

SECTION 24.      Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

By:
Name:	Kieran Murray
Title:	President

Privacore Capital Advisors, LLC

By:
Name:	Sandhya Ganapathy
Title:	CCO

Partners Capital Investment Group, LLP

By:
Name:
Title:

EXHIBIT C

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to each Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of September [●], 2026. Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the Shareholders of the Fund or class.

Privacore PCAAM Alternative Growth Fund

	Shareholder Name and Address	Percentage of Shares of Class Owned
Class I Shares	Janus Henderson Investors US LLC 151 Detroit Street Denver, CO 80206	46.80%
Class I Shares	Qena Capital Partners Offshore Master Fund LP c/o Privacore Capital Advisors, LLC Attn: Compliance Department 1411 Broadway New York, New York, 10018	8.34%
Class I Shares	AP FUND ONE LLC c/o Privacore Capital Advisors, LLC Attn: Compliance Department 1411 Broadway New York, New York, 10018	8.34%
Class I Shares	MBR Capital LLC c/o Privacore Capital Advisors, LLC Attn: Compliance Department 1411 Broadway New York, New York, 10018	5.15%
Class I Shares	TSC c/o Privacore Capital Advisors, LLC Attn: Compliance Department 1411 Broadway New York, New York, 10018	5.72%

Privacore PCAAM Alternative Income Fund

	Shareholder Name and Address	Percentage of Shares of Class Owned
Class I Shares	Janus Henderson Investors US LLC 151 Detroit Street Denver, CO 80206	67.36%
Class I Shares	MBR Capital LLC c/o Privacore Capital Advisors, LLC Attn: Compliance Department 1411 Broadway New York, New York, 10018	7.61%

Class I Shares	IJTC Credit Fund c/o Privacore Capital Advisors, LLC Attn: Compliance Department 1411 Broadway New York, New York, 10018	5.10%

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Privacore VPC Asset Backed Credit Fund

	Shareholder Name and Address	Percentage of Shares of Class Owned
Class I Shares	Bankers Life & Casualty Company 303 East Wacker Drive, Fifth Floor Chicago, IL 60601	36.33%
Class I Shares	CCP 575 Investment Accelerator, LLC(1) 575 Madison Avenue, 21st Floor New York, NY 10022	24.15%
Class I Shares	National Financial Services LLC, For the Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	24.06%
Class I Shares	Janus Henderson Investors US LLC 151 Detroit Street Denver, CO 80206-4923	10.78%
(1)	Held directly by CCP 575 Investment Accelerator, LLC, which is wholly owned by Corbin ERISA Opportunity Fund, Ltd., a Cayman Islands exempted company (“CEOF”). Corbin Capital Partners, L.P., a Delaware limited partnership (“CCP”) is the investment advisor to CEOF and may be deemed to have beneficial ownership over the Class I Shares held by CEOF. Corbin Capital Partners GP, LLC, a Delaware limited liability company, is the general partner of CCP and may be deemed to share beneficial ownership over the Class I Shares held by CEOF over which CCP shares beneficial ownership.

As of the Record Date, the Trustees and officers of each Fund, either individually or as a group, owned less than 1% of the outstanding shares of their respective Fund.

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